UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN
PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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NOVAVAX, INC.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)
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Your Vote Counts! NOVAVAX, INC. 21 FIRSTFIELD ROAD GAITHERSBURG, MD 20878 NOVAVAX, INC. 2023 Annual Meeting Vote by June 14, 2023 11:59 PM ET You invested in NOVAVAX, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 15, 2023. Vote Virtually at the Meeting* June 15, 2023 8:30 AM, Eastern Time Virtually at: www.virtualshareholdermeeting.com/NVAX2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V13585-P92816 Get informed before you vote View the proxy materials online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 1, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V13586-P92816 1 Year 1. Election of Class I directors to serve on the Board of Directors, each for a three-year term expiring at the 2026 Annual Meeting of Stockholders. Nominees: 1b. Gregg H. Alton, J.D. 1c. Richard J. Rodgers 2. The approval, on an advisory basis, of the compensation paid to our Named Executive Officers. 1a. John C. Jacobs 3. The approval, on an advisory basis, of holding future executive compensation advisory votes every three years, every two years, or every year. 4. Amendment to the Second Amended and Restated Certificate of Incorporation of Novavax, Inc., as amended, to reflect Delaware law provisions allowing officer exculpation. 5. Amendment and restatement of the Novavax, Inc. Amended and Restated 2015 Stock Incentive Plan, as amended to increase the number of shares of common stock available for issuance thereunder by 6,170,000 shares. 6. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. NOTE: To consider such other business as may properly come before the meeting or any adjournment or postponement thereof. For For For For For For For